SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Commonwealth Trust II

(Name of Registrant as Specified In Its Charter)

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	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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	(2)	Form, Schedule or Registration Statement No.:
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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® International Enhanced Index Fund

Fidelity® Large Cap Core Enhanced Index Fund

Fidelity® Large Cap Growth Enhanced Index Fund

Fidelity® Large Cap Value Enhanced Index Fund

Fidelity® Mid Cap Enhanced Index Fund

Fidelity® Small Cap Enhanced Index Fund

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on March 8, 2017. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-8544. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1.	To elect a Board of Trustees.

2A.	To approve an amended and restated management contract between each fund and FMR Co., Inc. (FMRC).

2B.	To terminate the expense contract between each fund and FMRC.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The proposed Board consists of 6 individuals. The purpose of the Board is to ensure that shareholders’ best interests are protected in the operation of a mutual fund. There is one “Interested” trustee and 5 “Independent” trustees. Trustees are determined to be “Interested” by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Company (FMR). Interested Trustees are compensated by Fidelity. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

2A.	To approve an amended and restated management contract between each fund and FMRC.

2B.	To terminate the expense contract between each fund and FMRC.

Why is Fidelity proposing that shareholders approve an amended and restated management contract and terminate the expense contract for each fund?

Fidelity is proposing each fund adopt an all-inclusive management contract which would provide shareholders with stable and predictable expenses at lower levels than shareholders pay today. We believe reducing fee levels and moving to a more simplified expense structure will provide an immediate benefit to existing shareholders, increase each fund’s appeal to potential investors and better position the funds for future growth.

If approved, Fidelity will replace the two-part expense structure (management contract and expense contract that limits total expenses to a specified rate for each fund) with an all-inclusive fee management contract.

How will shareholders of the funds benefit from the new pricing structure?

Under the proposal, each fund’s all-inclusive fee rate will be lower than the rate currently specified in the fund’s expense contract. As a result, overall expenses for each fund will decrease by 0.01% – 0.06% per year, depending on the fund, compared to expenses as of September 30, 2016. These changes would result in an estimated $1.6 million aggregate expense reduction for fund shareholders compared to the prior fiscal year.

Has the funds’ Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each fund on the record date. The record date is January 9, 2017.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

GEI16-PXL-0117 1.9880118.100

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on March 8, 2017

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY® INTERNATIONAL ENHANCED INDEX FUND

FIDELITY® LARGE CAP CORE ENHANCED INDEX FUND

FIDELITY® LARGE CAP GROWTH ENHANCED INDEX FUND

FIDELITY® LARGE CAP VALUE ENHANCED INDEX FUND

FIDELITY® MID CAP ENHANCED INDEX FUND

FIDELITY® SMALL CAP ENHANCED INDEX FUND

FUNDS OF FIDELITY COMMONWEALTH TRUST II

245 Summer Street, Boston, Massachusetts 02210

1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Commonwealth Trust II (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on March 8, 2017, at 8:00 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2A.	To approve an amended and restated management contract between each fund and FMR Co., Inc. (FMRC).

2B.	To terminate the expense contract between each fund and FMRC.

The Board of Trustees has fixed the close of business on January 9, 2017 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT

Secretary

January 19, 2017

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY COMMONWEALTH TRUST II:

FIDELITY® INTERNATIONAL ENHANCED INDEX FUND

FIDELITY® LARGE CAP CORE ENHANCED INDEX FUND

FIDELITY® LARGE CAP GROWTH ENHANCED INDEX FUND

FIDELITY® LARGE CAP VALUE ENHANCED INDEX FUND

FIDELITY® MID CAP ENHANCED INDEX FUND

FIDELITY® SMALL CAP ENHANCED INDEX FUND

TO BE HELD ON MARCH 8, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Commonwealth Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund (the funds) and at any adjournments thereof (the Meeting), to be held on March 8, 2017 at 8:00 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and FMR Co., Inc. (FMRC), the funds’ investment adviser.

The following table summarizes the proposals applicable to each fund:

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 19, 2017. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds at an anticipated cost of approximately $6,000 per fund. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $1,500 per fund.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMRC. FMRC will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMRC, the funds’ investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Geode Capital Management, LLC (Geode), sub-adviser to the funds, is One Post Office Square, 20th Floor, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2A and 2B, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this

Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each fund of the trust issued and outstanding as of October 31, 2016 are indicated in the following table:

Number of Shares
Fidelity International Enhanced Index Fund	21,347,812
Fidelity Large Cap Core Enhanced Index Fund	40,086,960
Fidelity Large Cap Growth Enhanced Index Fund	45,100,205
Fidelity Large Cap Value Enhanced Index Fund	180,165,899
Fidelity Mid Cap Enhanced Index Fund	72,862,841
Fidelity Small Cap Enhanced Index Fund	64,203,618

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on October 31, 2016.

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR the proposals. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on January 9, 2017 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual report, call Fidelity at 1-800-544-8544, visit Fidelity’s web site at www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the trust voted in person or by proxy at the Meeting. Approval of Proposals 2A and 2B requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposals 2A and 2B, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a new Board of Trustees.

Fidelity’s fund business continues to expand and evolve. To better position the Board oversight structure for future initiatives, Fidelity proposes to transition the funds from the Fidelity Fixed Income and Asset Allocation Fund Board of Trustees (current Board) to the Fidelity Sector Portfolios Board of Trustees (new Board), which currently oversees certain other Fidelity funds. The Trustees of the current Board (current Trustees), together with FMRC, believe moving oversight of the funds to the new Board would consolidate oversight of certain product offerings, resulting in greater efficiencies in Board reporting across the different boards that oversee the Fidelity funds.

In connection with moving oversight of the funds to the new Board, the new Board’s Trustees (new Trustees) must be put in place to oversee the funds. The 1940 Act requires that a shareholder meeting be held to elect Trustees under such circumstances.

The funds will transition under the new Board on or about the close of business on March 31, 2017, or, if later, immediately after the last election is held to elect Trustees in connection with this proposal. If the proposal is approved by the funds’ shareholders and the funds are transitioned under the new Board, the current Trustees will be asked to resign as Trustees of the funds effective on or about the close of business on March 31, 2017. Pursuant to the provisions of the Declaration of Trust, the number of Trustees is currently fixed at 11. It is expected that prior to the change in oversight of the funds, the current Board will vote to fix the number of Trustees for the trust at six Trustees to accommodate the new Board structure. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. The current Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new Board.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. The current Independent Trustees recommended each nominee. As of January 1, 2017, except for Donald F. Donahue and Carol B. Tomé, each of the nominees oversees 82 Fidelity funds. As of January 1, 2017, Mr. Donahue and Ms. Tomé are members of the Advisory Board of 82 Fidelity funds. If elected as a Trustee of the funds (and elected as a Trustee of another Fidelity fund as part of a separate proxy solicitation), each Trustee, except Mr. Donahue and Ms. Tomé, will oversee 89 Fidelity funds and Mr. Donahue and Ms. Tomé will each oversee seven Fidelity funds as a Trustee and 82 Fidelity funds as a member of the Advisory Board (pending election as a Trustee of those funds in separate proxy solicitations).

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominee*:

Correspondence intended for the Interested Nominee (that is, the nominee that is an interested person (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Chairman of the Board of Trustees (2014-present)

Mr. Hogan serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

*	Determined to be an “Interested Nominee” by virtue of, among other things, his affiliation with the trust or various entities under common control with FMR.
+	The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Donald F. Donahue (1950)

Mr. Donahue serves as a Member of the Advisory Board of other Fidelity funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of

United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

David A. Rosow (1942)

Mr. Rosow serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity funds (2012-2013).

Garnett A. Smith (1947)

Mr. Smith serves as Trustee of other Fidelity funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Carol B. Tomé (1957)

Effective January 1, 2017, Ms. Tomé serves as a Member of the Advisory Board of other Fidelity funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The

Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Chairman of the Independent Trustees (2013-present)

Mr. Wiley serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+	The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of October 31, 2016, the Trustees and nominees for election as Trustees and the officers of the trust and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period March 1, 2015 through October 31, 2016, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Following the election, it is expected that the trust’s board will include one Interested Trustee and five Independent Trustees and will meet at least four times a year at regularly scheduled meetings. The new Board met seven times during the fiscal year ended February 29, 2016. For additional information about the committees of the new Trustees, refer to Appendix A “Board Structure and Oversight Function and Standing Committees of the Funds’ New Trustees.”

For more information about the current Trustees who are not nominees in this Proxy Statement, please see “Current Trustees and Officers of the Funds.” For additional information about the funds’ current Board structure and risk oversight function, and current and proposed standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Current Trustees.”

The dollar range of equity securities beneficially owned as of September 30, 2016 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix B.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix C.

The current Board unanimously recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

PROPOSAL 2A: TO APPROVE AN AMENDED AND RESTATED MANAGEMENT CONTRACT

PROPOSAL 2B: TO TERMINATE THE FUND’S EXPENSE CONTRACT

Introduction. Under each fund’s current management contract (each a Current Advisory Contract, and collectively, the Current Advisory Contracts), the fund pays a management fee to FMRC at a specified annual rate and FMRC is responsible for all “fund-level” (but not “class-level”) expenses, with certain exceptions. Separately, FMRC and each fund have also entered into an expense contract (each an Expense Contract, and collectively, the Expense Contracts), which obliges FMRC to pay all class-level expenses of each fund’s current share class to limit the total annual operating expenses, with certain exceptions, to a specified rate for each fund.

In an effort to increase each fund’s appeal to potential investors and to better position the funds for future growth, Fidelity is proposing to replace the two-part expense limitation structure with a more simplified all-inclusive fee management contract pursuant to which FMRC will be responsible for all fund-level and class-level expenses of each fund, with certain exceptions. Under the proposal, each fund’s all-inclusive fee rate will be lower than the rate currently specified in the fund’s Expense Contract, which is expected to provide an immediate benefit to existing shareholders. As a result, overall expenses for each fund are expected to decrease by at least 0.01% per year compared to the fund’s total annual operating expenses as of September 30, 2016. These changes would result in an estimated $1.6 million aggregate expense reduction for fund shareholders compared to the prior fiscal year.

To implement this new structure, Fidelity has proposed that each fund’s shareholders (A) adopt an amended and restated management contract with FMRC (each a New Advisory Contract, and collectively, the New Advisory Contracts) and (B) terminate the fund’s Expense Contract. The current Board, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, the New Advisory Contracts with FMRC and termination of the funds’ Expense Contracts. If shareholders of one of the funds do not approve its New Advisory Contract or termination of its Expense Contract, the Current Advisory Contracts and Expense Contracts for all of the funds will remain in effect.

As discussed later in this Proxy Statement, Geode serves as sub-adviser to each fund. No changes are being made to the sub-advisory agreements with Geode in connection with this proposal.

Comparison of Advisory and Expense Contracts. For each fund, the table below sets forth: (i) the annual management fee rate payable to FMRC under its Current Advisory Contract; (ii) the total annual operating expenses limit set forth in the fund’s Expense Contract; and (iii) the all-inclusive annual management fee rate payable to FMRC under its New Advisory Contract, in each case expressed as a percentage of average net assets.

Fund	Management Fee Rate (Current Advisory Contract)	Total Annual Operating Expenses Limit (Expense Contract)	All-Inclusive Management Fee Rate (New Advisory Contract)
Fidelity International Enhanced Index Fund	0.47%	0.62%	0.59%
Fidelity Large Cap Core Enhanced Index Fund	0.30%	0.45%	0.39%
Fidelity Large Cap Growth Enhanced Index Fund	0.30%	0.45%	0.39%
Fidelity Large Cap Value Enhanced Index Fund	0.30%	0.45%	0.39%
Fidelity Mid Cap Enhanced Index Fund	0.45%	0.60%	0.59%
Fidelity Small Cap Enhanced Index Fund	0.52%	0.67%	0.64%

As noted above, under the Current Advisory Contracts, FMRC is responsible for payment of fund-level (but not class-level) expenses, with certain exceptions. Specifically, the Current Advisory Contracts provide that FMRC is responsible for payment of all operating expenses of each fund with the exception of the following: interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level, and such non-recurring or extraordinary expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. FMRC and each fund have separately entered into an Expense Contract, which obliges FMRC to pay all class-level expenses of each fund’s current share class to limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses) to the rate specified above. The Expense Contracts may not be amended to increase the fees or expenses payable by each fund’s current share class except by a vote of a majority of the Board of Trustees and by a vote of a majority of the outstanding voting securities of such class. The management fee paid to FMRC by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

Under the New Advisory Contracts, FMRC will be responsible for both fund-level and class-level expenses, with certain exceptions. Specifically, the New Advisory Contracts provide that FMRC, either itself or through an affiliate, undertakes to pay all operating expenses of each fund with the exception of the following: interest expenses with respect to borrowings by the fund, taxes, brokerage fees and commissions, fees and expenses of the Independent Trustees, expenses of printing and mailing proxy materials and expenses incidental to holding shareholder meetings (including proxy solicitations therefor) (Proxy Expenses), Rule 12b-1 fees, if any, and such non-recurring and/or extraordinary expenses as may arise, including costs of any litigation to which the fund may be or may be threatened to be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. As a result, if Proposals 2A and 2B are approved by shareholders, the New Advisory Contracts will cover all fund-level and class-level expenses currently covered by the Current Advisory Contracts and the Expense Contracts collectively with the exception of Proxy Expenses, which would no longer be a contractual obligation of FMRC, but would rather be evaluated on a case-by-case basis. The management fee paid to FMRC by each fund will continue to be reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

Comparison of Management Fees and Total Expense Ratios. With respect to each fund, Appendix D shows the aggregate amount paid by each fund under the Current Advisory Contract for the fiscal year ended February 29, 2016, the amount each fund would have paid for the period if the New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract. Appendix E contains information for each fund showing current fees and expenses and pro forma fees and expenses assuming effectiveness of the New Advisory Contract and termination of the Expense Contract.

Proposed Amendments to Current Advisory Contracts. A copy of the form of the New Advisory Contract is included as Appendix F. Except for the changes discussed above, the form of New Advisory Contracts is substantially identical to the Current

Advisory Contracts. For a detailed discussion of the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.” If the proposals are approved by shareholders, the New Advisory Contracts will take effect and the Expense Contracts will be terminated the first day of the first month following approval or at a later time as FMRC may deem appropriate under the circumstances, and the New Advisory Contracts will remain in effect through September 30, 2018, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

If the New Advisory Contracts and termination of the Expense Contracts are not approved by the funds’ shareholders, (i) the Current Advisory Contracts will continue in effect through September 30, 2017, and thereafter only as long as their continuance is approved at least annually as above; and (ii) the Expense Contracts will continue in effect so long as the Current Advisory Contracts remain in effect. Approval of the new pricing structure for the funds requires that shareholders of each fund approve that fund’s New Advisory Contract and termination of that fund’s Expense Contract.

Proposals 2A and 2B must be approved by each fund’s shareholders for the New Advisory Contracts and termination of the Expense Contracts to take effect for the funds. If shareholders of one of the funds do not approve its New Advisory Contract or termination of its Expense Contract, the Current Advisory Contracts and Expense Contracts for all of the funds will remain in effect.

Matters Considered By the Board.

At its November 2016 meeting, the current Board (for purposes of this section, the Board), including the Independent Trustees, voted to approve the New Advisory Contracts between FMRC and each fund to amend the management fee payable by each fund. The Board considered that each fund’s New Advisory Contract will not take effect unless the New Advisory Contracts for all of the funds are approved by the funds’ respective shareholders.

The Board noted that, under each fund’s Current Advisory Contract, the funds pay a management fee to FMRC. The Board considered that, under each fund’s New Advisory Contract, each fund will pay a monthly all-inclusive management fee to FMRC at an annual rate for the fund. The all-inclusive fee will provide shareholders with stable and fixed expenses at a lower level than shareholders currently pay and moving to a more simplified expense structure will provide an immediate benefit to existing shareholders, increase each fund’s appeal to potential investors and better position the funds for future growth.

The Board considered that each fund’s management fee under the New Advisory Contract will continue to result in the fund’s management fee rate ranking below median of the management fee rates of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of advisory contracts in September 2016. As a result of the all-inclusive management fee rates, the

Board noted that total expenses incurred by shareholders of each fund will decrease by at least one basis point and in some cases by up to six basis points.

The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the funds’ assets; (ii) the nature, extent and quality of services provided to each fund; or (iii) the day-to-day management of each fund and the personnel primarily responsible for such management. The Board noted that, under the Current Advisory Contracts, FMRC or an affiliate undertakes to pay all operating expenses of the funds, except transfer agent fees, Independent Trustee expenses, interest, taxes, brokerage commissions and extraordinary expenses. Additionally, each fund has entered into an Expense Contract that limits the total expenses of each fund. The Board considered that the New Advisory Contracts provide that FMRC or an affiliate undertakes to pay all operating expenses of the funds including transfer agent fees but excluding Independent Trustee expenses, interest, taxes, brokerage commissions, Proxy Expenses, and extraordinary expenses. If the New Advisory Contracts are approved, each fund’s Expense Contract will be removed given the all-inclusive structure of the new contract. The Board considered that, under the proposal, the New Advisory Contracts will cover all fund- and class-level expenses currently covered by the Current Advisory Contracts and the Expense Contracts collectively with the exception of Proxy Expenses, which would no longer be a contractual obligation of FMRC, but would rather be evaluated on a case-by-case basis.

In connection with its consideration of future renewals of each fund’s New Advisory Contract, the funds’ board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the management fee structures are fair and reasonable, and that each fund’s New Advisory Contract should be approved.

The Board unanimously recommends that shareholders vote FOR each of Proposals 2A and 2B. If each proposal is not approved by shareholders of each fund, each fund’s Current Advisory Contract and Expense Contract will remain in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

CURRENT TRUSTEES AND OFFICERS OF THE FUNDS

Abigail P. Johnson, Jennifer Toolin McAuliffe, Elizabeth S. Acton, John Engler, Albert R. Gamper, Jr., Robert F. Gartland, Arthur E. Johnson, Michael E. Kenneally, James H. Keyes, Marie L. Knowles, and Mark A. Murray are currently Trustees of Fidelity Commonwealth Trust II. As of January 1, 2017, each of the Trustees oversees 244 funds. Marc R. Bryant, Jeffrey S. Christian, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Colm A. Hogan, Chris Maher, John B. McGinty, Jr., John F. Papandrea, Jason P. Pogorelec, Nancy D. Prior, Stacie M. Smith, Marc L. Spector, Renee Stagnone, and Derek L. Young are officers of the funds.

The funds’ current Board, which is composed of two Interested Trustees and nine Independent Trustees, met seven times during the fiscal year ended February 29, 2016. The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees (2014 to present)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

*	Determined to be an “Interested Trustee” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.
+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the funds.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2014

Trustee

Ms. Acton also serves as Trustee of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2014

Trustee

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2014

Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2014

Trustee

Vice Chairman of the Independent Trustees (2015 to present)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2014

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2014

Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2014

Trustee

Chairman of the Independent Trustees (2015 to present)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the funds.

Officers:

Officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity’s Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity’s Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (UK) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE FUNDS’ CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the current Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ current Board oversees Fidelity’s investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity’s high income, sector and other equity funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The current Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The current Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the current Trustees. While each of the current Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the current Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the current Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity funds.

The current Board has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees. The new Board has a committee structure consisting of four standing committees: an Audit Committee, an Operations Committee, a Governance and Nominating Committee, and a Fair Valuation Committee. See Appendix A for a description of the oversight functions and standing committees of the new Board.

The Operations Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the current Board the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 29, 2016, the committee held 11 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the Securities and Exchange Commission (SEC). The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the funds’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the funds’ internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 29, 2016, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended February 29, 2016, the committee held four meetings.

The Governance and Nominating Committee is composed of Ms. Knowles (Chair) and Messrs. Johnson (Vice Chair) and Kenneally. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the current Board and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the current Board on the frequency and structure of Board meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the current Board and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board and shall report the results of its evaluation to the Board, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board’s policies, procedures, and structures. The committee reviews periodically the size and composition of the current Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the current Board recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective

Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the current Board’s Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1. During the fiscal year ended February 29, 2016, the committee held eight meetings.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments and certain asset allocation and target date funds.

Information concerning the average net assets and advisory fees of funds with similar investment objectives to each fund and advised by FMRC is included in the Table of Average Net Assets and Advisory Fees in Appendix G.

The Directors of FMRC are Abigail P. Johnson, Chairman of the Board; Peter S. Lynch, Vice Chairman; and John J. Remondi. Ms. Johnson is also a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR LLC; and Chairman and a Director of FMR. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of other funds advised by FMR. Mr. Remondi is also a Director of FMR, Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM), and Director and Executive Vice President of FMR LLC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210. Marc R. Bryant, Secretary and Chief Legal Officer of the Fidelity funds, is currently an officer of the trust and officer or employee of FMRC or FMR LLC. With the exception of Chris Maher, all officers of the funds hold or have options to acquire stock or other securities of FMR LLC.

All of the stock of FMR is owned by its parent company, FMR LLC, 245 Summer Street, Boston, Massachusetts 02210, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

CURRENT ADVISORY CONTRACTS

Each fund has entered into a Current Advisory Contract with FMRC, pursuant to which FMRC furnishes investment advisory and other services. Each fund’s Current Advisory Contract, dated October 1, 2015, was approved by the current Board on September 17, 2015. Each Current Advisory Contract was last approved by the current Board in September 2016 in connection with the current Board’s annual review of each fund’s advisory arrangements.

Pursuant to an SEC exemptive order, FMRC intends to act as a manager of managers, meaning that FMRC has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, FMRC may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Management and Sub-Advisory Services. FMRC provides each fund with all necessary office facilities and personnel for servicing the fund’s investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMRC, and compensates all personnel of each fund or FMRC performing services relating to research, statistical and investment activities.

In addition, FMRC or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Geode serves as sub-adviser of each fund. Under its Current Advisory Contract with each fund, FMRC acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, Geode directs the investments of each fund in accordance with its investment objective, policies, and limitations.

Management-Related Expenses. Under the terms of each fund’s Current Advisory Contract, FMRC is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level, and such non-recurring or extraordinary expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

FMRC and each of Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund have entered into an Expense Contract, which obliges FMRC to pay all class-level expenses of each fund’s current share class to limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses) to 0.62% for Fidelity International Enhanced Index Fund, 0.45% for each of Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, and Fidelity Large Cap Value Enhanced Index Fund, 0.60% for Fidelity Mid Cap Enhanced Index Fund, and 0.67% for Fidelity Small Cap Enhanced Index Fund. These Expense Contracts may not be amended to increase the fees or expenses payable by each fund’s current share class except by a vote of a majority of the Board of Trustees and by a vote of a majority of the outstanding voting securities of such class. Each fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

Management Fees.

For the services of FMRC under each management contract, each fund pays FMRC a monthly management fee as a percentage of its average net assets throughout the month at the annual rate of 0.47% for Fidelity International Enhanced Index Fund; 0.30% for each of Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, and Fidelity Large Cap Value Enhanced Index Fund; 0.45% for Fidelity Mid Cap Enhanced Index Fund; and 0.52% for Fidelity Small Cap Enhanced Index Fund. The management fee paid to FMRC by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

Effective October 1, 2015, FMRC serves as each fund’s manager. Strategic Advisers, Inc., an affiliated investment adviser, served as each fund’s manager prior to October 1, 2015. The following table shows the amount of management fees paid by a fund to Strategic Advisers, Inc. for the period March 1, 2015 to September 30, 2015 and to FMRC from October 1, 2015 to February 29, 2016.

Fund	Fiscal Year Ended February 29	Management Fees Paid to Investment Adviser
Fidelity International Enhanced Index Fund	2016	$670,648
Fidelity Large Cap Core Enhanced Index Fund	2016	$1,190,063
Fidelity Large Cap Growth Enhanced Index Fund	2016	$1,289,353
Fidelity Large Cap Value Enhanced Index Fund	2016	$4,025,394
Fidelity Mid Cap Enhanced Index Fund	2016	$3,474,998
Fidelity Small Cap Enhanced Index Fund	2016	$2,801,067

FMRC may, from time to time, voluntarily reimburse all or a portion of a fund’s operating expenses. FMRC retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Adviser – Geode. Each fund and FMRC have entered into a sub-advisory agreement with Geode dated October 1, 2015. Pursuant to the sub-advisory agreements, FMRC has granted Geode investment management authority as well as the authority to buy and sell securities.

DISTRIBUTION AGREEMENT

Each fund has entered into a distribution agreement with FDC, an affiliate of FMRC. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMRC.

FDC received no payments from each fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMRC under their management contracts.

If shareholders of a fund approve a New Advisory Contract between FMRC and the fund, FDC will continue to provide distribution services to the fund.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMRC, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement(s), FIIOC (or an agent, including an affiliate) performs transfer agency services.

Each fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMRC (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund’s portfolio and general accounting records, and administers each fund’s securities lending program.

Transfer agent fees paid by each fund to FIIOC for the fiscal year ended February 29, 2016, amounted to the following:

Fund	Fiscal Year Ended February 29	Transfer Agent Fees Paid to FIIOC
Fidelity International Enhanced Index Fund	2016	$214,201
Fidelity Large Cap Core Enhanced Index Fund	2016	$595,771
Fidelity Large Cap Growth Enhanced Index Fund	2016	$645,475
Fidelity Large Cap Value Enhanced Index Fund	2016	$2,015,120
Fidelity Mid Cap Enhanced Index Fund	2016	$1,159,273
Fidelity Small Cap Enhanced Index Fund	2016	$808,581

FMRC bears the cost of pricing and bookkeeping services and administration of the securities lending program under the terms of its Current Advisory Contract with each fund.

If shareholders of a fund approve a New Advisory Contract between FMRC and the fund, FIIOC will continue to provide transfer agency services to the fund and FSC will continue to provide pricing and bookkeeping services and securities lending services to the fund.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Geode pursuant to authority contained in the Current Advisory Contracts and sub-advisory agreement. Geode may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Geode may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom FMRC is under common control or affiliated, provided it determines that these affiliates’ trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

In addition, Geode or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year ended February 29, 2016. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund’s average net assets.

Fund	Fiscal Year Ended February 29	Dollar Amount	Percentage of Average Net Assets
Fidelity International Enhanced Index Fund	2016	$88,980	0.06%
Fidelity Large Cap Core Enhanced Index Fund	2016	$46,483	0.01%
Fidelity Large Cap Growth Enhanced Index Fund	2016	$44,191	0.01%
Fidelity Large Cap Value Enhanced Index Fund	2016	$215,777	0.02%
Fidelity Mid Cap Enhanced Index Fund	2016	$115,544	0.01%
Fidelity Small Cap Enhanced Index Fund	2016	$123,104	0.02%

For the fiscal year ended February 29, 2016, each fund paid no brokerage commissions to firms for providing research or brokerage services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust’s Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm audits annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of a fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR, and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

The trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended February 29, 2016 and February 28, 2015, the fees billed by PwC for services rendered to the funds are shown in the table below.

February 29, 2016A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$49,000	$–	$6,500	$1,900
Fidelity Large Cap Core Enhanced Index Fund	$49,000	$–	$6,500	$1,900
Fidelity Large Cap Growth Enhanced Index Fund	$49,000	$–	$3,700	$1,900
Fidelity Large Cap Value Enhanced Index Fund	$52,000	$–	$3,700	$2,200
Fidelity Mid Cap Enhanced Index Fund	$49,000	$–	$4,700	$2,000
Fidelity Small Cap Enhanced Index Fund	$49,000	$–	$3,700	$2,000

February 28, 2015A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$45,000	$–	$6,400	$2,100
Fidelity Large Cap Core Enhanced Index Fund	$45,000	$–	$8,200	$2,200
Fidelity Large Cap Growth Enhanced Index Fund	$45,000	$–	$3,600	$2,200
Fidelity Large Cap Value Enhanced Index Fund	$45,000	$–	$3,600	$2,300
Fidelity Mid Cap Enhanced Index Fund	$45,000	$–	$4,700	$2,200
Fidelity Small Cap Enhanced Index Fund	$45,000	$–	$3,600	$2,300

A	Amounts may reflect rounding.

In each of the fiscal years ended February 29, 2016 and February 28, 2015, the fees billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds are shown in the table below.

February 29, 2016 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
PWC	$5,695,000	$–	$–

February 28, 2015 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
PWC	$5,900,000	$–	$–

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

For each of the fiscal years ended February 29, 2016 and February 28, 2015, the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider are shown in the table below.

	Fiscal Year End	Aggregate Non-Audit FeesA
PWC	February 29, 2016	$6,130,000
PWC	February 28, 2015	$8,145,000

A	Amounts may reflect rounding.

There were no non-audit services approved or required to be approved by the trust’s Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FIXED INCOME AND ASSET ALLOCATION FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) or Geode Capital Management, LLC comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of three years, subject to extension on a year-to-year basis by vote of the Independent Trustees. In the absence of such Chair and any Vice Chair, a majority of the members of the Committee may designate an acting Chair of the Committee (who shall also in such circumstances be the acting lead Independent Trustee). Following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence,

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds, the asset allocation funds and certain equity funds. The term “Funds” does not include any fund not overseen by the Board of Trustees.

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any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as Chair of the Operations Committee.

(3) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(4) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(6) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any

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third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board. Make recommendations on the frequency and structure of Board of Trustees meetings.

(4) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(5) Make recommendations as to the size and members, the chair, vice chair if any, of each standing or ad hoc Board Committee. The chair and, unless such Committee is not a committee comprised of all Independent Trustees, the members of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Board Committees), with the chairs periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(6) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(7) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(8) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(9) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(10) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

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(11) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(12) Monitor the functioning of the Board and Independent Trustees Committees and make recommendations for any changes, including the creation or elimination of such standing or ad hoc Committees.

(13) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(14) Recommend that the Board or the Independent Trustees establish such special or ad hoc Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board or of the Independent Trustees, or any individual trustee, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. The Chair shall, or shall appoint an Independent Trustee to, conduct the annual self-evaluation. In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

G. Evaluation of the Continuing Participation of Independent Trustees

The Committee shall be responsible to assess whether any Independent Trustee, based on his or her continuing interest and commitment or level of participation, or on other specific and relevant reasons, in respect of the Funds, should not stand for election to the Board of Trustees at the next annual meeting of any Funds or, if no such annual meeting is scheduled for that year, should retire from the Board of Trustees within an appropriate time.

If the Committee determines that there is a reasonable basis, in its view, for concern about a particular Independent Trustee (an “Identified Trustee”), the Committee, under the leadership of the Chair, shall consult with each other Independent Trustee, including the Identified Trustee, as to the bases for the Committee’s concern, and the Committee thereafter shall take such action or make such suggestions as appropriate, including

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privately suggesting that such Independent Trustee retire, provided that no Independent Trustee shall be formally asked to retire from the Board of Trustees unless all other Independent Trustees unanimously agree.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such

Ex1-5

submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

(1) The Committee will establish from time to time and as appropriate a procedure to choose a successor to the Chair with the objective that such successor shall be designated by a majority of the Independent Trustees as the Vice Chair of the Committee not later than one year before the expiration of the Chair’s term in order that there will be an orderly transition between them.

(2) Such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

(3) In the event of the death, incapacity or resignation of the Chair, the Vice Chair (if any) shall become the Chair without further action of the Committee or the Independent Trustees, and, in the absence of a Vice Chair, the remaining members of the Committee shall designate an acting Chair and initiate promptly a procedure to choose a successor Chair (who may be the acting Chair) by the vote of a majority of the Independent Trustees.

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EXHIBIT 2

SECTOR PORTFOLIOS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Background

The investment companies managed by Fidelity SelectCo, LLC (collectively with its affiliates, “Fidelity”) comprising the Sector Portfolios of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

B. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

(1) Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. The members of the Committee, other than the Chair of the Committee, will be determined annually by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, shall be invited to attend meetings of the Committee.

(2) Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. If less than all ITs are members, following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(a) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

[1]	The term “Funds” includes all of the Funds managed by Fidelity SelectCo, LLC.

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(b) The Chair shall serve as Chair of the Operations Committee.

(c) The Chair shall serve as the principal liaison between the Independent Trustees and the management of Fidelity.

(d) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(e) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(f) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(3) Meetings and Procedures of the Committee

(a) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(b) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(c) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(d) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(e) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

(4) Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such

Ex2-2

advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

(5) Particular Actions of the Committee

The Committee will:

(a) Periodically review Board and Committee procedures and Committee Charters.

(b) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(c) Monitor corporate governance matters and make recommendations to the Board.

(d) Make recommendations on the frequency and structure of Board of Trustees meetings.

(e) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(f) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(g) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(h) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(i) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(j) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(k) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

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(l) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(m) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(n) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(o) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

(6) Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

C. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

(1) Identification of Candidates

The Committee will:

(a) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(b) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be

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revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(c) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(d) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(e) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

(2) Selection of the Chair, etc.

(a) The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

(b) A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

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APPENDIX A

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ NEW TRUSTEES

Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the new Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ new Board oversees Fidelity’s sector portfolios. Other Boards oversee Fidelity’s equity and high income funds, and Fidelity’s investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The new Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The new Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the new Trustees. While each of the new Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds’ CCO, FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the new Board’s committees, as appropriate.

The new Board has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the new Board has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee normally meets at least four times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the new Board the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 29, 2016, the committee held nine meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Rosow currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted

(and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the funds’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the funds’ internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 29, 2016, the committee held four meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended February 29, 2016, the committee held four meetings.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the new Board and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board on the frequency and structure of Board meetings and on any other aspect of Board procedures. It acts as the administrative committee under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the new Board and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board and shall report the results of its evaluation to the Board, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board’s policies, procedures, and structures. The committee reviews periodically the size and composition of the new Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-

management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the new Board recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the new Board’s Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached to the Proxy Statement as Exhibit 2. During the fiscal year ended February 29, 2016, the committee held four meetings.

APPENDIX B

TRUSTEE AND NOMINEE OWNERSHIP OF FUND SHARES

Information regarding nominee and Trustee ownership of fund shares as of September 30, 2016 is provided below.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	Jennifer Toolin McAuliffe
Fidelity International Enhanced Index Fund	None	None
Fidelity Large Cap Core Enhanced Index Fund	$50,001 - $100,000	None
Fidelity Large Cap Growth Enhanced Index Fund	None	None
Fidelity Large Cap Value Enhanced Index Fund	$10,001 - $50,000	None
Fidelity Mid Cap Enhanced Index Fund	None	None
Fidelity Small Cap Enhanced Index Fund	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity International Enhanced Index Fund	None	None	None	None	None
Fidelity Large Cap Core Enhanced Index Fund	None	$10,001 - $50,000	None	None	None
Fidelity Large Cap Growth Enhanced Index Fund	None	None	None	None	None
Fidelity Large Cap Value Enhanced Index Fund	None	None	None	over $100,000	None
Fidelity Mid Cap Enhanced Index Fund	None	None	None	None	None
Fidelity Small Cap Enhanced Index Fund	None	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray
Fidelity International Enhanced Index Fund	None	None	None	None
Fidelity Large Cap Core Enhanced Index Fund	None	None	None	None
Fidelity Large Cap Growth Enhanced Index Fund	None	None	None	None
Fidelity Large Cap Value Enhanced Index Fund	None	None	None	None
Fidelity Mid Cap Enhanced Index Fund	None	None	None	None
Fidelity Small Cap Enhanced Index Fund	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	$1 - $10,000

Interested Nominee

DOLLAR RANGE OF FUND SHARES	Brian B. Hogan
Fidelity International Enhanced Index Fund	None
Fidelity Large Cap Core Enhanced Index Fund	None
Fidelity Large Cap Growth Enhanced Index Fund	None
Fidelity Large Cap Value Enhanced Index Fund	None
Fidelity Mid Cap Enhanced Index Fund	None
Fidelity Small Cap Enhanced Index Fund	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

Independent Nominees

DOLLAR RANGE OF FUND SHARES	Donald F. Donahue	David A. Rosow	Garnett A. Smith	Carol B. Tomé(1)	Michael E. Wiley
Fidelity International Enhanced Index Fund	None	None	None	None	None
Fidelity Large Cap Core Enhanced Index Fund	None	None	None	None	None
Fidelity Large Cap Growth Enhanced Index Fund	None	None	None	None	None
Fidelity Large Cap Value Enhanced Index Fund	None	$10,001 - $50,000	None	None	None
Fidelity Mid Cap Enhanced Index Fund	None	None	None	None	None
Fidelity Small Cap Enhanced Index Fund	None	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	None	over $100,000

(1)	Member of the Advisory Board of the Fidelity Sector Portfolios effective January 1, 2017.

APPENDIX C

TRUSTEE AND NOMINEE COMPENSATION

The following table sets forth information describing the compensation of each Trustee and nominee for his or her services, for the fiscal year ended February 29, 2016 or calendar year ended December 31, 2015, as applicable. Brian B. Hogan, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity. Carol B. Tomé is a member of the Advisory Board of the Fidelity Sector Portfolios effective January 1, 2017 and as such received no compensation from the funds or fund complex for the periods shown.

Current Trustee Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr	Robert F. Gartland
Fidelity International Enhanced Index Fund	$65	$62	$68	$62
Fidelity Large Cap Core Enhanced Index Fund	$185	$176	$195	$177
Fidelity Large Cap Growth Enhanced Index Fund	$200	$191	$211	$192
Fidelity Large Cap Value Enhanced Index Fund	$615	$586	$643	$589
Fidelity Mid Cap Enhanced Index Fund	$356	$338	$372	$340
Fidelity Small Cap Enhanced Index Fund	$251	$240	$265	$241
TOTAL COMPENSATION FROM THE FUND COMPLEX[2]	$421,167	$406,167	$467,000	$408,667

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray[1]
Fidelity International Enhanced Index Fund	$67	$62	$67	$75	$0
Fidelity Large Cap Core Enhanced Index Fund	$190	$177	$189	$211	$0
Fidelity Large Cap Growth Enhanced Index Fund	$206	$192	$205	$228	$0
Fidelity Large Cap Value Enhanced Index Fund	$633	$589	$628	$702	$0
Fidelity Mid Cap Enhanced Index Fund	$366	$340	$363	$406	$0
Fidelity Small Cap Enhanced Index Fund	$258	$241	$257	$287	$0
TOTAL COMPENSATION FROM THE FUND COMPLEX[2]	$429,500	$408,667	$436,167	$478,000	$0

[1]	Effective July 1, 2016, Mr. Murray serves as a Member of the Board of Trustees.
[2]	Reflects compensation received for the calendar year ended December 31, 2015 for 234 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: John M. Engler, $139,343; Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

C-1

Nominee Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Donald F. Donahue[1]	David A. Rosow	Garnett A. Smith	Michael E. Wiley
Fidelity International Enhanced Index Fund	$0	$0	$0	$0
Fidelity Large Cap Core Enhanced Index Fund	$0	$0	$0	$0
Fidelity Large Cap Growth Enhanced Index Fund	$0	$0	$0	$0
Fidelity Large Cap Value Enhanced Index Fund	$0	$0	$0	$0
Fidelity Mid Cap Enhanced Index Fund	$0	$0	$0	$0
Fidelity Small Cap Enhanced Index Fund	$0	$0	$0	$0
TOTAL COMPENSATION FROM THE FUND COMPLEX[2]	$99,000	$392,000	$378,500	$428,500

[1]	Effective October 1, 2015, Mr. Donahue serves as a Member of the Advisory Board.
[2]	Reflects compensation received for the calendar year ended December 31, 2015 for 75 funds of 4 trusts. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $40,192; Garnett A. Smith, $248,091; and Michael E. Wiley, $240,000.

C-2

APPENDIX D

MANAGEMENT FEES

The table below shows the aggregate amount paid by each fund under the fund’s Current Advisory Contract for the fiscal year ended February 29, 2016, the amount each fund would have paid for the period if the fund’s New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract.

Funds	Aggregate Amount Paid Under Current Advisory Contract	Aggregate Amount Paid Under New Advisory Contract	% Difference
Fidelity International Enhanced Index Fund	$670,648	$841,390	25%
Fidelity Large Cap Core Enhanced Index Fund	$1,190,063	$1,548,867	30%
Fidelity Large Cap Growth Enhanced Index Fund	$1,289,353	$1,677,791	30%
Fidelity Large Cap Value Enhanced Index Fund	$4,025,394	$5,231,117	30%
Fidelity Mid Cap Enhanced Index Fund	$3,474,998	$4,557,716	31%
Fidelity Small Cap Enhanced Index Fund	$2,801,067	$3,452,268	23%

D-1

APPENDIX E

FUND EXPENSES

The following tables describe the fees and expenses that may be incurred when you buy and hold shares of each of the funds. Each table of annual operating expenses provided below compares the expenses paid by each of the funds during the fiscal year ended February 29, 2016, to the expenses that would have been paid during the same period if the New Advisory Contract had been in effect.

Fund	Current Expenses	Proposed Expenses
Fidelity International Enhanced Index Fund
Management Fee	0.47%	0.59%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.16%	0.00%

Total annual operating expenses(a)	0.63%	0.59%
Fidelity Large Cap Core Enhanced Index Fund
Management Fee	0.30%	0.39%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.15%	0.00%

Total annual operating expenses	0.45%	0.39%
Fidelity Large Cap Growth Enhanced Index Fund
Management Fee	0.30%	0.39%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.15%	0.00%

Total annual operating expenses	0.45%	0.39%
Fidelity Large Cap Value Enhanced Index Fund
Management Fee	0.30%	0.39%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.15%	0.00%

Total annual operating expenses	0.45%	0.39%
Fidelity Mid Cap Enhanced Index Fund
Management Fee	0.45%	0.59%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.15%	0.00%

Total annual operating expenses	0.60%	0.59%
Fidelity Small Cap Enhanced Index Fund
Management Fee	0.52%	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.16%	0.00%

Total annual operating expenses(a)	0.68%	0.64%

(a)	Includes acquired fund fees and expenses.

E-1

The following table illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) if you sell all of your shares at the end of the time period indicated.

Fund	Current	Proposed
Fidelity International Enhanced Index Fund
1 year	$64	$60
3 years	$202	$189
5 years	$351	$329
10 years	$786	$738
Fidelity Large Cap Core Enhanced Index Fund
1 year	$46	$40
3 years	$144	$125
5 years	$252	$219
10 years	$567	$493
Fidelity Large Cap Growth Enhanced Index Fund
1 year	$46	$40
3 years	$144	$125
5 years	$252	$219
10 years	$567	$493
Fidelity Large Cap Value Enhanced Index Fund
1 year	$46	$40
3 years	$144	$125
5 years	$252	$219
10 years	$567	$493
Fidelity Mid Cap Enhanced Index Fund
1 year	$61	$60
3 years	$192	$189
5 years	$335	$329
10 years	$750	$738
Fidelity Small Cap Enhanced Index Fund
1 year	$69	$65
3 years	$218	$205
5 years	$379	$357
10 years	$847	$798

E-2

APPENDIX F

FORM OF

AMENDED AND RESTATED MANAGEMENT CONTRACT

between

FIDELITY COMMONWEALTH TRUST II

[Fund Name]

and

FMR CO., INC.

AGREEMENT AMENDED and RESTATED as of this day of [month], 20      , by and between Fidelity Commonwealth Trust II, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (hereinafter called the “Trust”), on behalf of [Fund Name] (hereinafter called the “Fund”), and FMR Co., Inc., a Massachusetts corporation (hereinafter called the “Adviser”) as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust’s Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the “1940 Act”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are “interested persons” of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust’s Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, any sub-advisers, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust’s existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust’s Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust’s Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee at the annual rate of [Fee] %of the average daily net assets of the Fund (computed in the manner set forth in the Trust Instrument) throughout the month; provided that the amount payable to the Adviser shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not “interested persons” of the Trust or the Adviser; and further provided that in the case of initiation or termination of this contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) Rule 12b-1 fees, if any; (ii) taxes; (iii) the fees and expenses of all Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser; (iv) brokerage fees and commissions; (v) interest expenses with respect to borrowings by the Fund; (vi) expenses of printing and mailing proxy materials to shareholders of the Fund; (vii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and (viii) such non–recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates. It is also understood that the Adviser and/or the Fund may, from time to time, allocate or reallocate expenses between the Fund and any class of the Fund.

5. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. Subject to the prior written approval of the Trustees of the Trust, satisfaction of all applicable requirements under the 1940 Act, and such other terms and conditions as the Trustees may impose, the Adviser may appoint (and may from time to time remove) one or more unaffiliated persons as agent to perform any or all of the services specified hereunder and to carry out such provisions of this Agreement as the Adviser may from time to time direct and may delegate to such unaffiliated persons the authority vested in the Adviser pursuant to this Agreement to the extent necessary to enable such persons to perform the services requested of such person by the Adviser, provided however, that the appointment of any such agent shall not relieve the Adviser of any of its liabilities hereunder.

7. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 7, this Contract shall continue in force until [date], 20     and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 7, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

8. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Trust Instrument agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Trust Instrument are separate and distinct from those of any and all other Funds.

9. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[SIGNATURE LINES OMITTED]

APPENDIX G

FUNDS ADVISED BY FMRC – TABLE OF AVERAGE NET ASSETS AND ADVISORY FEES

The following table shows the average net assets and advisory fees for funds with similar investment objectives to each fund and advised by FMRC as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRC
Fidelity International Enhanced Index Fund	2/29/16	142.6	0.47%
Fidelity Large Cap Core Enhanced Index Fund	2/29/16	397.1	0.30%
Fidelity Large Cap Growth Enhanced Index Fund	2/29/16	430.2	0.30%
Fidelity Large Cap Value Enhanced Index Fund	2/29/16	1,341.3	0.30%
Fidelity Mid Cap Enhanced Index Fund	2/29/16	772.5	0.45%
Fidelity Small Cap Enhanced Index Fund	2/29/16	539.4	0.52%

G-1

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9880117.100	GEI16-PXS-0117

Form of Proxy Card

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]         [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Robert F. Gartland, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on March 8, 2017 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	( )	( )	( )

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

(01) Donald F. Donahue (02) Brian B. Hogan (03) David A. Rosow (04) Garnett A. Smith (05) Carol B. Tomé (06) Michael E. Wiley

		FOR	AGAINST	ABSTAIN
2A.	To approve an amended and restated management contract between the fund and FMR Co., Inc. (FMRC).	( )	( )	( )

		FOR	AGAINST	ABSTAIN
2B.	To terminate the expense contract between the fund and FMRC.	( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: Fidelity Investments [Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Important proxy material is available for your review Dear Investor, Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding. Important notice regarding the availability of proxy materials for the shareholder meeting. [Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) [Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) How to vote To vote through the internet, click on the link below and follow the on-line instructions. Proxy voting (this is a link to the proxy voting page) When voting you will be required to enter the CONTROL number. [Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############] (there may be a line above the Control Number) (use this number to cast your vote) To vote by touchtone telephone, call [insert appropriate phone number—Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 (“1-” may/may not be included)] and follow the recorded instructions. You can access these proxy materials at the following website [address(es)/address[es]]: [Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:] http://www.xxxxxxx [Prospectus (included in the case of a merger)[:] http://www.xxxxxxx] If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET. ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com. Thank you for choosing Fidelity. [FidelityInvestments and Pyramid Design logo]

[tree with arrow logo] View the Fidelity Investments and the Fidelity Funds privacy notice 628563.4.0 Choose eDelivery Secure. Convenient. Green. Log in or register at advisor.fidelity.com FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

[Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number—Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:] http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press “0” to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.5.0

© 2012 FMR LLC.

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

[Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may not be in bold)

You can enter your proxy vote by clicking the “Proxy Voting” link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic [P/p]roxy [M/m]aterials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by [touch-tone/touchtone] telephone. If you vote through the Internet link, you will be required to enter the [CONTROL/control] number. For [touch-tone/touchtone], you will be required to enter the [CONTROL/control] number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############]

(use this number to cast your vote)

To vote by [touch-tone/touchtone] telephone, call [insert appropriate phone number—Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these [P/p]roxy [M/m]aterials at the following Web [address[es]/address(es)]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] (format can be all caps or combination of upper and lower case letters) http://www.xxxxxxx

[Included if merger: Prospectus[:] (format can be all caps or combination of upper and lower case letters)

http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above [link[s]/link(s)]. If not, you can type (or copy and paste) the Web [address[es]/address(es)] into the address line of your Web browser. Adobe☐ Acrobat☐ Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help:

Questions? Please contact your representative.

(Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.5.0

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears] (hyperlink to fidelity.com log-in screen)

[Green Line with arrow logo appears] Important proxy voting material is ready for your action	Quick Links Get Assistance (hyperlink to Phone Numbers page on fidelity.com)

A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.

[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]

You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].

(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)

(picture of green telephone handset appears) Call [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] and follow the recorded instructions.

Learn more about the shareholder meeting through the proxy material available online:

[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press “0” to speak to a Fidelity Representative.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.

(picture of green Fidelity eDelivery logo appears) eDelivery

You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Contact Us—We’re Here to Help

800-544-6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com)

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.2

© 2014 FMR LLC

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting [Fidelity Investments pyramid design logo]

First Name Last Name

plan sponsor

and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.
This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders
Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)
For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE:
You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the “Proxy Vote” link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)
To vote by touchtone telephone, call [insert appropriate phone number—Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.
CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:
[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold) http://www.xxxxxxx
[If proxy materials are for a merger proxy the email will also include: Prospectus[:] http://www.xxxxxxx]

Adobe ☐ Reader ☐ is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210

625428.5.2

© 2014 FMR LLC All rights reserved

eFail Buckslip—to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

Confirm that your e-mail account is still active.

Make sure that your e-mail inbox is not full (over its capacity).

If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote The most accurate,

a Broadridge service dependable, and efficient way to submit your proxy voting instructions online.

Text—(indented)

Enter your

Control Number to:

Bullets—(indented)

Bullet—Submit Proxy Voting Instructions

Bullet—Download shareholder materials

Input—(indented)

[box in which to enter your control number appears here]

Input—(indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text—To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text—Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text—(left justified)	Text—(centered)	Text—(right justified)

Postal Mail		E-Mail
Recipients		Recipients

Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.
Image—[black arrow and box in which to enter your control number appears here]

Text—(left justified)

Proxy

Vote

A Broadridge service

Text—(right justified)

(c)1997—2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links—(right justified) Privacy Statement Terms and Conditions

SCREEN 2—Internet Voting Page

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Text—(left justified)

[TRUST NAME]:

[FUND NAME]

Text—(right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text—(left justified)

Proxy Voting Instructions

Make your selection below.

Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.

Text—(centered)

Active—Voted

Image—[a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST

Control #[shareholder’s control number appears here]

Text—(right justified)

Shareholder

Materials Image—[a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text—(left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link—(right justified)

Image—[a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text—(left justified)

[TRUST NAME]:

[FUND NAME]

Image—(right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text—(right justified)

#[shareholder’s control number appears here]

Text—(left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link—(right justified)

Image—[a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text—(left justified)

Proposal(s)

Text—(left justified)

01	[Title of proposal will be inserted].

Text—(right justified)

BOARD RECOMMENDATION: [FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears: NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02	[Title of proposal will be inserted].

Text—(right justified)

BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]

[FOR/AGAINST/ABSTAIN]

03	[Title of proposal will be inserted].

Text—(right justified)

BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]

[FOR/AGAINST/ABSTAIN]

04	[Title of proposal will be inserted].

Text—(right justified)

BOARD RECOMMENDATION: [FOR/AGAINST/ABSTAIN]

[FOR/AGAINST/ABSTAIN]

Text—(left justified)

By clicking “Update” I am hereby granting a proxy as defined in the

Link—(left justified) shareholder materials.

[If shareholder clicks on “shareholder materials” link, a pop-up box with the following language appears:]

Text—(left justified)

[TRUST NAME]:

[FUND NAME]

Image—(right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text—(right justified)

#[shareholder’s control number appears here]

Text—(left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links—(right justified) RESET UPDATE

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text—(left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links—(left justified) GO BACK SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text—(left justified)

Proxy

Vote

A Broadridge service

Text—(right justified)

(c)1997—2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links—(right justified) Privacy Statement Terms and Conditions

SCREEN 3—Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text—(left justified)

[TRUST NAME]:

[FUND NAME]

Text—(right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text—(left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links—REVIEW/CHANGE VOTES/PRINT ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number: Shareholder can launch by clicking this button.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Please enroll in eDelivery by logging into your online account.

Enter your email address to receive a confirmation when your vote is recorded:

Input—[box in which to enter your email address appears here] Link—NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, without an email address entered the following appears.]

Please enter email address.

Input—[box in which to enter your email address appears here] Link—NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, with an email address entered the following appears.]

Notification Saved

A confirmation will be sent to the email address on the file when your vote is recorded.

Text—(centered)

Active—Voted

Image—[a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder’s control number appears here]

Text—(right justified)

Shareholder

Materials Image—[a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text—(left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link—(right justified)

Image—[a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text—(left justified)

[TRUST NAME]:

[FUND NAME]

Image—(right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text—(right justified)

#[shareholder’s control number appears here]

Text—(left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link—(right justified)

Image—[a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text—(left justified)

Proxy

Vote

A Broadridge service

Text—(right justified)

(c)1997—2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links—(right justified) Privacy Statement Terms and Conditions

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text—(left justified)

Proxy

Vote

A Broadridge service

Text—(right justified)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text—(left justified)

Proxy

Vote

A Broadridge service

Text—(right justified)

(c)1997—2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links—(right justified) Privacy Statement Terms and Conditions

[If shareholder requests an e-mail confirmation of his/her vote on Screen 3, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: registrar@proxyvote.com

To: [Shareholder Last, First Name]

Subject: ProxyVote Confirmation—[shareholder’s control number ending in XXX appears here]

Text—(left justified)

[TRUST NAME]:

[FUND NAME]

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Your vote instructions have been received and recorded for:

[TRUST NAME]:

[FUND NAME]

CUSIP: [CUSIP number appears here]

This confirmation has been sent from www.proxyvote.com/proxy.

Text—(left justified)

Shareholder

Materials

Image—[a stack of papers appears here] Link— Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text—(left justified)

Proxy

Vote

A Broadridge service

(c)1997—2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links—(left justified) Terms and Conditions Privacy Statement

Text—(left justified)

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Form of Broadridge Touch–Tone Voting Script

1–877–296–4941

Generic Greeting:

“Thank you for calling the Automated Proxy Voting Service.”

Shareholder Hears:

“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”

“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

Shareholder presses “1” and hears:

“Let’s Begin.”

** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”

Enter Control Number Script - Shareholder hears:

“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Shareholder Enters Control number☐

Valid Control Number: (See “Voting” Script)

Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).

If shareholder presses 1 – shareholder is directed to the “Voting” Script

Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”

If shareholder presses 1—shareholder goes to “Completed Proposal Voting” Script #2

If shareholder presses 2—shareholder goes to “Voting” Script

Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote—good-bye” and the call ends

Shareholder presses:

Shareholder hears: 1

“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script” 2

Shareholder goes to “Completed Proposal Voting” Script #2

Nominee Vote Script: (Trustee election proposal)

Shareholder presses:

Shareholder hears:

1 “Proposal Voting.” Goes to “Proposal Vote Script”.

2 “Proposal Voting.” Goes to “Proposal Vote Script”.

3 “To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:

If there are not additional proposals, Shareholder hears:

“There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2

If there are not additional proposals, Shareholder hears:

“(There are/There is)<#Proposals> (additional) proposal[s] to vote on .” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”

** Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]

For/Against Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2.”

** Based on the shareholder’s selection, the prompt will confirm their choice of [for/against].

See Confirm Options below.

For/Abstain Script:

“If you are voting for this proposal, press 1. If you wish to abstain press 2.”

** Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].

See Confirm Options below.

For/Withhold Script:

“If you are voting for this proposal, press 1. If you wish to withhold press 2.”

** Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold].

See Confirm Options below.

For/Against/Withhold Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”

** Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].

See Confirm Options below.

Completed Proposal Voting:

Script 1: “You have completed Proposal Voting”

Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”

This text will be heard following the final proposal on the voting ballot.

Confirm Options:

“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:]

Nominee Confirmation:

[You have voted for all nominees]/

[You have voted to withhold all nominees]/

[You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]

Proposal Confirmation:

“You have voted [For/Against/to Abstain from] Proposal ##.”

(Repeated as necessary)

Vote Logged

Script:

Vote is sent to mainframe

“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”

If shareholder presses 1: Shareholder then goes to “Vote Another?” Script.

If shareholder presses 2: they are directed to the “Voting” Section.

If shareholder presses 3: they are directed to the “Confirmation Options” Section.

Vote Another?:

Script:

Shareholder wants to/does not want to vote on another proposal.

“If this concludes your business press 1, if you would like to vote another proxy press 2.”

If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”

If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.

Error Messages:

Auto Proxy Unavailable Error:

“We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”

Meeting Date has passed:

“Sorry, the control number you entered is no longer valid.

Control number no longer valid:

“Sorry, the control number you entered is no longer valid.

Invalid Control Number entered 3 times:

“Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.